UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):        May 15, 2003
                                                 -------------------------------

                       TELAXIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


      Massachusetts                 000-29053                     04-2751645
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(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)


  8000 Lee Highway, Falls Church, VA                                    22042
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:      (703) 205-0600
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

     On May 15, 2003, Telaxis Communications Corporation and Registrar and Transfer Company, as Rights Agent, entered into an amendment to Telaxis' stockholder rights plan. The purpose of this amendment is to terminate the substantive effect of the rights plan immediately before Telaxis reincorporates into Delaware.

     At its 2003 annual meeting of stockholders, Telaxis expects to propose to its stockholders, among other things, that Telaxis change the jurisdiction of its incorporation from the Commonwealth of Massachusetts to the State of Delaware. The reincorporation would be effected by merging Telaxis with and into YDI Wireless, Inc., a Delaware corporation Telaxis recently organized as a wholly-owned subsidiary solely for the purpose of Telaxis' reincorporation.

     The May 15, 2003 amendment amended the rights plan by shortening the period of time within which the stock purchase rights issued or issuable under the plan are exercisable. The rights plan previously provided that the rights would be exercisable until the earlier of (i) ten years after the rights plan was originally executed or (ii) the date that the rights are redeemed in accordance with the plan. The amendment revised those provisions to provide that the rights are exercisable until the earliest of (i) ten years after the rights plan was originally executed, (ii) the date that the rights are redeemed in accordance with the plan, and (iii) one minute before the effectiveness of the reincorporation merger of Telaxis and YDI Wireless. Accordingly, if the stockholders approve and Telaxis implements the reincorporation merger, none of the rights will thereafter be exercisable.

     A copy of the May 15, 2003 rights  agreement  amendment is filed as Exhibit
4.1 and is incorporated by reference. The foregoing description of the amendment is qualified in its entirety by reference to the text of the amendment.

Item 7.  Exhibits.
         ---------

Number                 Title
------                 -----

4.1 Amendment No. 3 to Rights Agreement, dated as of May 15, 2003, by and between Telaxis Communications Corporation and Registrar and Transfer Company, as Rights Agent.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                TELAXIS COMMUNICATIONS CORPORATION


Dated: May 15, 2003             By:  /s/ David L. Renauld
                                     -------------------------------------------
                                     David L. Renauld
                                     Vice President, Legal and Corporate Affairs

                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


Number                   Title
------                   -----
4.1                      Amendment No. 3 to Rights Agreement, dated as of May
                         15, 2003, by and between Telaxis Communications
                         Corporation and Registrar and Transfer Company, as
                         Rights Agent.

                                      -3-